                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
                               SEPARATE ACCOUNT A

     SUPPLEMENT DATED OCTOBER 27, 2008 TO PROSPECTUSES DATED APRIL 28, 2008
                               AND JUNE 16, 2008


This Supplement is intended to supplement the following prospectuses that describe Contracts issued by John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York:

Prospectuses dated April 28, 2008 that describe WEALTHMARK VARIABLE ANNUITY AND WEALTHMARK ML3 VARIABLE ANNUITY Contracts and prospectuses dated April 28, 2008 or June 16, 2008 that describe VENTURE(R) VARIABLE ANNUITY, VENTURE VANTAGE(R) VARIABLE ANNUITY, VENTURE III(R) VARIABLE ANNUITY, AND VENTURE VISION(R) VARIABLE ANNUITY Contracts. We call each of these prospectuses an "Annuity Prospectus."

--------------------------------------------------------------------------------
You should read this Supplement together with the Annuity Prospectus for the Contract you purchase, and retain both documents for future reference. If you would like another copy of the Annuity Prospectus, please contact our Annuities Service Office at 1-800-551-2078 to request a free copy. You may also visit our website at www.jhannuitiesnewyork.com.
--------------------------------------------------------------------------------

CHANGE IN OUR RATINGS

Effective September 30, 2008, we are amending and restating the disclosure in "IV. General Information about Us, the Separate Accounts and the Portfolios" in the Annuity Prospectus that discusses our financial ratings. This revision reflects the addition of a Moody's rating for John Hancock New York of Aa1 (Excellent in financial strength; 2nd of 21 categories and sub-categories):

John Hancock USA and John Hancock New York have received the following ratings from independent rating agencies:


         -----------------------------------------------------------
         AAA                 Extremely strong financial security
         Standard & Poor's   characteristics; 1st of 21 categories
                             and sub-categories

         A++                 Superior companies have a very strong
         A.M. Best           ability to meet their obligations; 1st
                             of 16 categories and sub-categories

         AA+                 Very strong capacity to meet
         Fitch               policyholder and contract obligations;
                             2nd of 24 categories and sub-categories

         Aa1                 Excellent in financial strength; 2nd
         Moody's             of 21 categories and sub-categories
         -----------------------------------------------------------

These ratings, which are current as of September 30, 2008 and are subject to change, are assigned as a measure of John Hancock USA's and John Hancock New York's ability to honor any guarantees provided by the Contract and any applicable optional Riders, but not specifically to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any Portfolio.



1303121:1008    333-138846   333-83558
                033-79112    333-61283
                033-46217